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                                                                    EXHIBIT 10.8

                            EDINA SOUTHWEST BUILDING
                                 LEASE AGREEMENT

         THIS LEASE is made and entered into this _____ day of July, 1998 by and between 7423 WASHINGTON AVENUE L.L.P, a general partnership hereinafter referred to as "LESSOR" and Datalink Corporation, a Minnesota corporation hereinafter referred to as "LESSEE".

                                   WITNESSETH:

         In consideration of the mutual covenants, promises, and agreements herein contained, the parties do hereby agree as follows:

1.       DESCRIPTION OF THE PREMISES

         LESSOR does hereby lease to LESSEE and LESSEE does hereby lease and take from LESSOR certain premises consisting of approximately 10,530 square feet within the building at 7435 Washington Avenue South, Edina, Minnesota hereinafter referred to as "Premises." These Premises are identified in the building plans as Suites 1 and 2 and are more specifically designated in Exhibit "A" which is made a part hereof. The Premises is measured from the outside of all exterior walls to the center of tenant division and common area walls and is hereafter referred to as the "leased premises."

2.       TERM

         This lease shall be for a term of Seventeen (17) months commencing on the first day of August, 1998 and terminating on the last day of December, 1999.

3.       USE OF PREMISES

         It is agreed that the leased premises shall be used by the LESSEE for offices, receiving, storage, and shipping of the LESSEE'S goods, subleasing of some of the warehouse and office areas, and for no other purpose; subject to all local, state, and federal laws and regulations regarding the use of the premises.

4.       PARKING AND DRIVES

         The LESSEE, its employees, and invitees shall have the nonexclusive right to use the common driveways and parking lots along with the other tenants, invitees and customers of the building. The use of such driveways and parking facilities are subject to such reasonable rules and regulations as the LESSOR may impose. No more than 23 parking spaces are to be occupied at any one time by the LESSEE, its employees and invitees. The LESSEE further agrees not to use, or permit the use by its employees, the parking areas for the overnight storage of automobiles or other vehicles without the written permission of the LESSOR.

5.       NET LEASE

         This is a "net" Lease, and LESSOR shall not be required to provide any services or do any acts in connection with the leased premises not specifically set forth in this Lease. As hereinafter further described in the Lease the LESSEE is responsible for and shall pay all utility charges, trash removal, its proportionate share of real estate taxes including installments of special assessments and its proportionate share of the building's operating expenses. For purposes of computing the share of the building that is leased to the LESSEE, it is mutually determined and agreed that the net rentable are of the building consists of 76,243 square feet, that the leased premises of LESSEE is 10,530 square feet, and accordingly, the LESSEE's percentage and proportionate share for purposes of allocating real estate taxes and assessments and operating expenses is 13.81%. Also, for the partial years at the beginning and end of this Lease, the "LESSEE" shall only be responsible for its share of costs for the portion of the year that the Lease is in effect.

6.       RENT

         LESSEE shall pay as annual rent for the leased premises, the sum of Fifty-Four Thousand Dollars ($54,000) payable in equal monthly installments of Four Thousand Five Hundred Dollars and no/100 ($4,500.00) in advance of the first business day of each month during the full term hereof.

         In the event the original term hereof shall commence on a day other than the first day of a month, then a prorate rent payment shall be made paying the rent through the end of the first partial month. All rental payments required hereunder shall be paid to LESSOR at such place as LESSOR indicates on the rent statement of may otherwise direct in writing from time to time.

                               APPROXIMATE AREAS

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   Office:     1st floor                           2958 S.F.
               2nd floor                           3500 S.F.
   Whse:       1st floor                           3664 S.F.
               2nd floor                            260 S.F.
   Other:      1st floor                            148 S.F.
               2nd floor                           none S.F.
               TOTAL AREA                                              10,530

7.       TAXES AND SPECIAL ASSESSMENTS

         Commencing with the real estate taxes and installments of special assessments payable in the year this Lease commences the LESSEE shall pay to LESSOR, as additional rent for and during the full term of this Lease, its proportionate share of any and all such real estate taxes and installments of special assessments which are levied, assessed or charged against the entire property. As the dollar amount will not be known at the beginning of each calendar year, LESSOR shall make a reasonable estimate of what the amount will be for that year, and LESSEE shall pay an estimated share each month. The first of the month after LESSOR has received the actual real estate tax statement and sent a copy to the LESSEE an adjustment shall be made for any difference between that which the LESSEE paid and that which it should have paid. LESSEE shall then start paying its prorata share monthly based upon the actual tax statement.

8.       OPERATING EXPENSES

         The LESSEE shall pay, as additional rent, when billed by LESSOR, its proportionate share of the following operating expenses during the full term of this Lease:

         (a) City water and sewer charges, except where used by tenants in substantial amounts for production and is therefore separately metered, and the monitoring surveillance of the fire protection system.

         (b) Lawn care, snow and litter removal, and the repair and maintenance as reasonably required for parking lots, drives, sidewalks and landscaped areas.

         (c) Maintenance, repair and replacement, if necessary, of all heating and cooling equipment in the building, unless the need for such work is the direct result of the LESSEE's misuse of such equipment.

         (d) All insurance that is maintained by LESSOR with respect to the building, for fire and extended coverage, loss of rents insurance or business interruptions and general liability insurance.

         (e) All other necessary maintenance, replacement and repair, to the exterior of the building including the roof and structural maintenance.

         (f) Property management expenses, except for re-leasing commissions and special services not related to the ongoing operation of the building, of four percent (4.00%) of the rents and additional rents collected.

         LESSOR agrees to exercise due care and diligence to obtain these operating expense services and supplies at competitive and reasonable market costs with acceptable quality and service standards. LESSOR shall have the right to invoice these costs monthly to LESSEE on an estimated basis, making adjustments to actual costs periodically (but at least annually) as operating reports are available.

9.       UTILITIES

         LESSEE is responsible and shall pay for all utility services. The LESSEE is separately metered for gas and electricity and will deal with the utility companies for service requirements and billing.

         In the event the LESSEE uses water and sewer in substantial amounts or for production purposes, the LESSOR shall install at LESSEE'S expense a water meter to sub-meter said water and sewer, and shall charge LESSEE for said water and sewer at rates as charged by the City of Eden Prairie.

         LESSOR shall not be liable to LESSEE for any loss or damage of any kind of description whatsoever caused or sustained by reason of failure of the heating or ventilating and air conditioning system servicing the leased premises or because of inability to obtain energy or utilities for any reason beyond LESSOR'S control.

10.      INSURANCE

         The LESSEE shall maintain in full force and effect during the term hereof, a policy of public liability insurance under which the LESSOR and LESSEE are named insured. The minimum limits of liability for such insurance shall be $500,000.00 combined single limit for bodily injury and property damage. LESSEE agrees to deliver a duplicate copy of said policy, or a certificate of insurance evidencing such coverage, to LESSOR. Such policy shall contain a provision requiring ten (10) days written notice to the LESSOR before cancellation of the policy can be effected.

         The LESSOR shall carry and cause to be in full force and effect a fire and extended coverage insurance policy on the building, but not contents owned, leased to or otherwise in


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possession of the LESSEE. Such policy shall contain a provision that the policy shall not be canceled except upon ten (10) days written notice to the LESSEE.

         Each insurance policy carried by either the LESSOR or LESSEE covering the leased premises or its contents shall provide that the insured party has relinquished all rights to recover against the other party for loss or damage resulting from perils insured against by the policy. LESSOR and LESSEE each hereby waive any claim based upon liability which may arise against the other so far as the claim relates to loss or damage to the premises or contents which is covered by insurance.

         The LESSOR agrees to carry a fire and extended coverage insurance policy on the building which covers, without any rating surcharge, a wide range of uses. The uses set forth in Paragraph 3 of this Lease falls within such wide range of uses. In the event, however, the LESSEE's change in use of the premises or contents kept in the premises, or refusal to follow directions from the Fire Inspection Bureau, or general housekeeping cause the fire and extended coverage insurance premiums for the building to increase then the LESSEE agrees to pay such additional premium in equal monthly installments.

11.      MAINTENANCE

         The LESSEE shall be wholly responsible for the maintenance and repair of the interior of the leased premises, and will keep them in as good condition as when turned over to it, reasonable wear and tear and damage by fire and the elements excepted.

         The LESSEE agrees to keep the leased premises in a clean, orderly and sanitary condition and will neither do nor permit to be done therein anything which is in violation of insurance policies on the building or that is contrary to law.

         The LESSEE will neither commit nor suffer waste to the building or to the leased premises.

         The maintenance and repair obligations of the LESSEE includes all interior walls and all doors, windows, and electrical fixtures that serve the leased premises.

         The LESSEE is responsible for snow removal two feet out from doors and entries.

         The LESSOR shall at its own expense keep in good order, safe condition and repair the structural parts of the building in which the leased premises are located, except where repairs to the structural parts are required due to the fault or negligence of the LESSEE, its employees or invitees, in which case the LESSEE shall be responsible.

12.      APPEARANCE AND ACCESS

         LESSOR and LESSEE mutually agree to keep the grounds, building, leased premises and common areas in a condition of good repair and appearance as their respective responsibilities and rights may allow. LESSOR shall provide general access to LESSEE and its invitees to the common areas except as reasonable security requirements and temporary conditions may prevent, and shall make a reasonable effort to keep the common areas well maintained and free of nuisance. LESSOR may establish and LESSEE will abide by reasonable rules for parking, security, handling of trash and like procedures.

13.      LESSOR'S RESPONSIBILITY

         LESSOR agrees that prior to the commencement of the term hereof, at its sole cost and expense, it will make the following improvements, if any, alterations, or maintenance efforts for the benefit of the LESSEE: None.

               LESSEE acknowledges that, upon occupancy hereof, it will cause the leased premises to be inspected in order to ascertain the condition thereof; that any objections (except for latent deficiencies not currently discoverable) thereto not delivered in writing to LESSOR within 20 days after occupancy shall be deemed waived.

14.      CONDEMNATION LOSS

         Should all the leased premises to be taken in condemnation proceedings or by exercise of any right of eminent domain, then this Lease shall automatically terminate as of the date the condemning authority of the authority exercising its right of eminent domain takes possession of the leased premises. If there is a partial taking but LESSEE continues to occupy the premises in part, the rent shall be reduced in the proportion that the unoccupied part of the premises bears to the entire premises. If, as a result of a partial taking, the leased premises are no longer usable for the purposes specified in Paragraph 3 of this Lease, then, in any such case, the LESSEE may terminate this Lease as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the property by giving written notice thereof to the LESSOR. The LESSOR shall be specifically entitled to all awards for condemnation.

15.      ASSIGNMENT

         The LESSEE will not assign this Lease, and will not sublet any part of said premises without the prior written consent of the LESSOR. Said consent will not be unreasonably withheld. Any such assignment or subletting will not release the LESSEE from its

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responsibilities under this Lease, unless expressly agreed to in writing by the
LESSOR. The LESSOR shall have the right to any profit made in such assignment or subletting, but only in the event that the LESSEE is using less than one-half of its leased premises for its business operation. If the LESSEE shall be declared bankrupt, shall have a receiver appointed of its property, shall make an assignment for the benefit of creditors, or its rights hereunder shall be taken under execution; it shall be construed as an assignment of this Lease within the meaning hereof, the LESSOR shall have the right to terminate this Lease.

16.      BREACH BY TENANT

         In the event that the LESSEE shall vacate or abandon said premises or shall default in any of its covenants herein, and said default shall not be removed within 10 days after notice thereof in writing from the LESSOR, the LESSOR is hereby authorized to re-enter said premises to eject the LESSEE, and take full possession of said premises, to terminate this Lease at its option, and to lease and let said premises as to it shall seem best, to remove from said premises all personal property of the LESSEE, and to store the same to the account and at the expense and risk of the LESSEE, and to sell said property or any part thereof, and out of the proceeds to pay all expenses of so removing, storing, and selling the same, and all sums which shall then be in arrears or past due for rent. No such act or acts of the LESSOR shall be construed as cancellation of the Lease or waiver of said term, except exercise of its option to terminate the same.

         In case the LESSOR shall determine that an action or proceeding at law or otherwise is necessary to enforce the terms and conditions hereof, the LESSEE agrees that necessary costs and; reasonable attorney's fees and disbursements thereof; and brokerage fees to re-lease said premises may be allowed and taxes against it along with annual interest in the amount of 12% or the maximum amount allowed by law whichever is less.

17.      ALTERATIONS

         The LESSEE shall not make any alterations to the leased premises without the written consent of the LESSOR, such consent not to be unreasonably withheld. If the LESSEE shall desire to make any such alterations, an accurate description shall first be submitted to and approved by the LESSOR and shall be done by the LESSEE at its own expense. LESSEE agrees that all such work shall be done in a good, workmanship like manner, and in conformance with applicable building codes, that the structural integrity of the building shall not be impaired, and that no liens shall attach to the premises by reason thereof. Unless the LESSOR shall elect at any time that all or any part of such alterations shall remain, the premises shall be restored to its original condition (except as to any part of said alterations which the LESSOR shall elect to remain) by the LESSEE before the expiration of the Lease at LESSEE's own expense. Any such alterations shall become the property of the LESSOR as soon as they are affixed to the premises and all right, title and interest therein of the LESSEE shall immediately cease unless otherwise stated in writing. The LESSEE however, shall remain the owner of any installed trade fixtures and shall have the right to remove such trade fixtures at the expiration of this Lease Agreement, so long as the premises is restored to its original condition.

18.      SIGNS

         The LESSEE shall have the right, at its own risk and expense, to place signs identifying its business on the exterior walls of the building and next to any doors opening directly into the premises, so long as all such signs conform with the LESSOR's building standards and criteria and with all applicable zoning laws. Said signs shall not be erected without the written prior approval of the LESSOR. LESSEE agrees to maintain its signs in good repair, to remove its signs at the end of the term or any extended term, repairing any damage caused by such removal, and to hold LESSOR harmless from any loss, cost, or damages resulting from the erection, existence, maintenance, or removal or LESSEE's signs. The LESSEE agrees not to place signs on or near its window(s) which are easily visible from the exterior. The LESSOR reserves the right to remove all unapproved signs at the expense of the LESSEE.

19.      ENTRY

         The LESSOR shall have the right to keep pass keys to the leased premises. The LESSEE agrees that no additional locks will be placed on any of the LESSEE's doors without the written consent of the LESSOR. LESSOR, its agents, and its employees shall have the right to enter the premises at all reasonable times with representative of LESSEE present to inspect them, to make repairs, and to maintain the building of which the premises are a part. During the ninety days prior to the expiration of the term, the LESSOR or its agents may exhibit the premises to prospective Lessees. LESSOR shall also have the right of entry as provided in Paragraph 16.

20.      SUBORDINATION

         It is mutually agreed that this Lease shall be subordinate to any and all mortgages, ground leases, or other securities, including any renewals, modifications, consolidations, replacements and extensions thereof now or hereafter recorded against the leased premises by the LESSOR. LESSEE's right to quiet possession of the premises shall not be disturbed if LESSEE is not in default and so long as LESSEE shall pay the rents and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

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21.      NOTICES

         All notices, consents, demands and requests which may be or are required to be given by either party of the other, shall be in writing, and sent by United States registered or certified mail, with return receipt requested, addressed to the LESSEE at the street address set forth in Paragraph 1 and to the LESSOR in care of 7423 Washington Avenue LLP, 7423 Washington Avenue South, Edina, Minnesota 55439, or to such other address as LESSOR may direct in writing in the future.

         The date which said registered or certified mail is mailed by the LESSOR shall be conclusively deemed to be the date on which a notice, consent, demand, or request is given or made. The above address of a party may be changed at any time of from time to time by notice given by said party to the other party in the manner herein above provided.

22.      SHORT FORM LEASE

         The parties hereto shall, at the option of either party, execute a short form of lease for recording purposes and, in such event, the terms thereof shall constitute a part of this Lease as fully as though recited at length herein.

23.      ASSUMPTION

         The LESSOR may assign its right, title, and interest in this Lease, and such assignment shall thence terminate all the LESSOR's obligations so long as the LESSOR is not in default when such assignment is made and the assignee assumes the LESSOR's responsibilities thereafter. This Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit, and be binding upon the LESSOR and LESSEE, their respective successors and assigns.

24.      OCCUPANCY

         In the event the leased premises is not ready for occupancy on the commencement date of this Lease, then the lease period shall start on the date of LESSEE's possession. LESSOR shall not be liable to LESSEE for any loss or damage resulting if the leased premises is not ready for occupancy on the commencement date of this Lease. LESSEE agrees to take possession within ten
(10) days after the leased premises is substantially ready for occupancy and permission to occupy is granted by the City of Edina.

25.      CLAIMS

         The LESSEE will make no claims against the LESSOR for any loss of or damage to property caused by theft, burglary, water, gas, electricity or other means, unless the cause of such loss or damage is the direct result of the gross negligence or the willful misconduct of the LESSOR, its employees, or agents.

26.      FIRE REPAIR

         In the event of damage to the premises by fire, the elements or other casualty, LESSOR shall repair the damage with reasonable dispatch, unless mortgagee or financial participant, who from time to time might have an interest in on the demised premises, shall require that the fire insurance proceeds be used to reduce its interest or the indebtedness on the premises. If the damage renders the premises untenantable in whole or in such part that it is impractical to conduct business therein, the rent shall wholly abate until the damage has been repaired. If the damage renders the premises untenantable in part but LESSEE continues to occupy them in part, the rent shall be reduced in the proportion that the unoccupied portion of the premises bears to the entire premises, until the damage has been repaired.

27.      QUIET ENJOYMENT

         LESSEE, upon payment of the rent herein reserved and upon performance of all of the terms, covenants and conditions of this Lease by it to be kept and performed, shall at all times during the term hereof or during any extension or renewal hereof, peaceably an quietly enjoy the leased premises without any disturbance from LESSOR or from any other person claiming through LESSOR. Upon expiration or sooner termination of the term hereof, LESSEE shall surrender the leased premises in good condition and repair, except for reasonable wear and tear, condemnation and casualty.

28.      HOLDING OVER

         If LESSEE shall hold over the leased premises or any part thereof after the expiration of the term hereof such holding over shall be construed only to be a tenancy from month to month subject to all of the covenants, conditions, and obligations hereof except that the rent shall be 150% of the amount shown in paragraph 6. Nothing herein shall be construed to give LESSEE any rights to hold over and to continue in possession of the leased premises after the expiration of the term hereof.

29.      DEPOSIT

         LESSEE has so security deposit under this Lease.

30.      OTHER PROVISIONS

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         The invalidity or unenforceability of any provision hereof shall not effect or impair the validity of any other provision.

         The headings herein are inserted only for convenience and reference and shall in no way define, limit, or describe the scope or intent of any provisions of this Lease. As used herein and where necessary, the singular imports the plural and vice versa, and masculine, feminine and neuter pronouns and expressions are interchangeable.

         The covenants and agreements herein contained shall bind and shall inure to the benefit of the LESSOR and LESSEE, their respective heirs, administrators, legal representatives, successors and assigns.

         During the term of this Lease Agreement, in the event the LESSEE should pay to the LESSOR an amount which is less than the amount due at that time, and the LESSOR receives and deposits such payment, such receipt and deposit shall not be assumed to be payment in full, but rather partial payment toward the LESSEE's account.

         This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Minnesota.

         One of more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver or subsequent breach of same covenant, term or condition. The failure or delay on the part of the other party to enforce or exercise at any time any of the provisions, rights or remedies of this Lease shall in no way be construed to be a waiver thereof nor in any way effect the validity of this Lease or any part thereof or the right of the party to thereafter enforce each and every such provision, right or remedy.

31.         EXHIBITS AND ADDENDUMS

         This instrument contains all of the agreements made between the parties and may not be modified orally or in any manner other than by agreement in writing signed by all parties to this Lease. The following exhibits and addendums are attached and hereby made a part of this Lease:

                      Exhibit A(1) Building Floor Plan
             --------
                      Exhibit A(2) Detailed Floor Plan or Blueprint
             --------

The signatories below warrant that they are duly authorized to enter into this Lease representing the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.

     7423 WASHINGTON AVENUE LLP              DATALINK CORPORATION

By Greg Meland                               By Bob DeVere
   --------------------------------             -------------------------------
                           PARTNER
By                                           ITS CFO & Assistant Secretary
   --------------------------------             -------------------------------
                           PARTNER


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